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                                                                      EXHIBIT 31

                                  CERTIFICATION

I, Mike Ulrich, certify that:

      1. I have reviewed this quarterly report on Form 10-Q of LL&E Royalty Trust, for which JPMorgan Chase Bank, N.A. acts as Trustee;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the periods presented in this quarterly report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)), or for causing such controls and procedures to be established and maintained, for the registrant and have:

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the basis of accounting described in
      Note 3;

            c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting; and


      5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors:

            a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves any persons who have a significant role in the registrant's internal control over financial reporting.

      In giving the foregoing certifications in paragraphs 4 and 5 above, I have relied to the extent I consider reasonable on information provided to me by the Working Interest Owner and the Managing General Partner of LL&E Royalty Partnership, in which the registrant owns a 99% interest.

                                                          /s/ MIKE ULRICH
                                                --------------------------------
                                                              Mike Ulrich
                                                Vice President and Trust Officer
                                                JPMorgan Chase Bank, N.A.

Date: August 8, 2005